                SECURITIES  AND  EXCHANGE  COMMISSION

                       Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 5, 1994



                          MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)




          Pennsylvania            1-7410                        25-1233834
 (State or other jurisdiction   (Commission                  (I.R.S. Employer
       of incorporation)        File Number)                Identification No.)



                 One Mellon Bank Center
                   500 Grant Street
                 Pittsburgh, Pennsylvania                             15258
        (Address of principal executive offices)                    (Zip code)



     Registrant's telephone number, including area code - (412) 234-5000

ITEM 5.    OTHER EVENTS

Mellon Bank Corporation (the "Corporation") announced that it has reached a settlement with Smith Barney Shearson Inc. in connection with litigation concerning the provision of administration services to various mutual funds affiliated with Smith Barney.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number     Description

99.1       Press release dated January 5, 1994, of Mellon
           Bank Corporation announcing that a settlement has been reached between the Corporation and Smith
           Barney Shearson Inc. in connection with the mutual fund administration litigation initiated by Mellon in September of 1993.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MELLON BANK CORPORATION



Date:  January 6, 1994             By: /s/ James M. Gockley
                                         James M. Gockley
                                        Assistant General
                                       Counsel and Secretary

                                EXHIBIT INDEX



Number        Description                            Method of Filing

99.1       Press Release dated                      Filed herewith
           January 5, 1994